Exhibit 10.1

WAIVER AND SIXTH AMENDMENT
TO
SECOND AMENDED AND RESTATED LOAN AGREEMENT

THIS WAIVER AND SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") is entered into as of August 14, 2008 between TOR Minerals International, Inc., a Delaware corporation ("Borrower"), and BANK OF AMERICA, N.A., a national banking association ("Lender").  Capitalized terms used but not defined in this Amendment have the meaning given them in the Loan Agreement (defined below).

RECITALS

A.        Borrower and Lender entered into that certain Second Amended and Restated Loan Agreement dated as of December 21, 2004 (as amended by First Amendment to Second Amended and Restated Loan Agreement dated December 13, 2005, Second Amendment to Second Amended and Restated Loan Agreement dated November 29, 2006, Third Amendment to Second Amended and Restated Loan Agreement dated February 15, 2007, Fourth Amendment to Second Amended and Restated Loan Agreement dated May 7, 2007, Fifth Amendment to Second Amended and Restated Loan Agreement dated March 19, 2008, and as further amended, restated or supplemented the "Loan Agreement").

B.         Borrower is in default under the Loan Agreement as a result of Borrower's failure to comply with (i) the covenant contained in Section 4(B)(iii) of the Loan Agreement for the quarter ending June 30, 2008, and (ii) the covenant contained in Section 4(B)(v) of the Loan Agreement for the quarter ending June 30, 2008 (collectively, the "Existing Defaults").

C.         Borrower and Lender have agreed to amend the Loan Agreement and waive the Existing Defaults, subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.                   Amendments to Loan Agreement.

(a)                The Loan Agreement is amended to delete the first sentence of Section 2A and replace it with the following:

"Revolving Line of Credit.  Lender agrees to establish a revolving line of credit for Loans to be made to Borrower, which shall be evidenced by the promissory note maturing April 1, 2009 (or earlier if Lender's commitment to make Loans under the Revolving Note is otherwise canceled or terminated in accordance with Section 7 of this Agreement or otherwise), which is substantially in the form attached as Exhibit A-1, to which reference is here made for all purposes (the "Revolving Note").

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Exhibit 10.1

(b)                The Loan Agreement is amended to delete Section 2F in its entirety and replace it with the following:

"Term Loan.   On or about May 7, 2007, Lender made a single advance term loan to Borrower in the amount of $500,000.00 (the "Term Loan"), which was evidenced by that certain promissory note dated May 7, 2007, maturing May 1, 2012 (the "Initial Term Note").  As of August 10, 2008, the principal amount owed under the Term Loan is $375,000.00, which balance shall be evidenced by that certain promissory note executed by Borrower dated August 14, 2008, maturing May 1, 2012 or earlier if accelerated under the terms of this Agreement, which promissory note is substantially in the form attached as Exhibit A-2, to which reference is hereby made for all purposes (which promissory note is given in replacement for (but not a novation of) the Initial Term Note, the "Term Note").  The proceeds of the Term Loan may be used by Borrower for general working capital or such other purposes not prohibited by this Agreement or by law."

(c)                The Loan Agreement is amended to delete Section 2K in its entirety and replace it with the following:

"Real Estate Term Loan.  On or about December 13, 2005, Lender made a single advance term loan to Borrower in the amount of $1,029,000.00 (the "Real Estate Term Loan"), which was evidenced by that certain promissory note dated December 13, 2005, maturing November 30, 2010 (the "Initial Real Estate Term Note"), which note shall be replaced by a that certain promissory note executed by Borrower dated August 14, 2008, maturing November 30, 2010 or earlier if accelerated under the terms of this Agreement, which promissory note is substantially in the form attached as Exhibit A-3, to which reference is hereby made for all purposes (such promissory note is given in replacement for (but not a novation of) the Initial Real Estate Term Note, the "Real Estate Term Note").

(d)                The Loan Agreement is amended to delete Section 4(B)(ii) in its entirety and replace it with the following:

"Current Ratio.  Borrower agrees to maintain, on a consolidated basis, a ratio of current assets to current liabilities (including the outstanding principal balance of the Revolving Note) of at least 1.70 to 1.00, calculated as of each March 31, June 30, September 30 and December 31."

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Exhibit 10.1

(e)                The Loan Agreement is amended to delete Section 8 in its entirety and replace it with the following:

"NOTICES.  All notices, requests or demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing delivered to Borrower and Guarantor at the addresses shown in Section 1.A of this Loan Agreement, and to Lender at the following address:

Bank of America, N.A.	with a copy to:	Porter & Hedges, L.L.P.
1560 East Shaw		1000 Main Street, 36th Floor
Fresno, California 93710		Houston, Texas 77002
Attn: Ken Briggs		Attn: Nick H. Sorensen
Fax No. 415-796-6083		Fax No. 713-226-6277

(f)                 The Loan Agreement is amended to delete Section 11 in its entirety and replace it with the following:

                        "ARBITRATION AND WAIVER OF JURY TRIAL.

A.        This section concerns the resolution of any controversies or claims among the parties, whether arising in contract, tort or by statute, including but not limited to controversies or claims that arise out of or relate to (i) this Agreement, or (ii) any Loan Document (collectively a "Claim").  For the purposes of this arbitration provision only, the term "parties" shall include any parent corporation, subsidiary or affiliate of Lender involved in the servicing, management or administration of any obligation described or evidenced by this Agreement.

B.         At the request of any party to this Agreement, any Claim shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U.S. Code) (the "Act").  The Act will apply even though this Agreement provides that it is governed by the law of a specified state.

C.         Arbitration proceedings will be determined in accordance with the Act, the Commercial Rules and Supplementary Procedures for Large, Complex Disputes of the American Arbitration Association ("AAA") as in force at the commencement of such arbitration, and the terms of this section.  In the event of any inconsistency, the terms of this section shall control.

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Exhibit 10.1

D.        The arbitration shall be administered by AAA by a single arbitrator tribunal appointed by the AAA in accordance with its rules and conducted, unless otherwise required by law, in any U.S. state where real or tangible personal property collateral for this credit is located or if there is no such collateral, in the state specified in the governing law section of this Agreement.  All arbitration hearings shall commence within 90 days of the demand for arbitration and close within 90 days of commencement and the award of the arbitrator(s) shall be issued within 30 days of the close of the hearing.  However, the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional 60 days.  The arbitrator(s) shall provide a concise written statement of reasons for the award.  The arbitration award may be submitted to any court having jurisdiction to be confirmed and enforced.  This Agreement, the other Loan Documents and any award rendered pursuant to this section shall be governed by the United Nations Convention on the Recognition and Enforcement of Foreign Arbitral Awards.

E.         The arbitrator(s) will have the authority to decide whether any Claim is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis.  For purposes of the application of the statute of limitations, the service on AAA under applicable AAA rules of a notice of Claim is the equivalent of the filing of a lawsuit.  Any dispute concerning this arbitration provision or whether a Claim is arbitrable shall be determined by the arbitrator(s).  The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this Agreement.

F.         This section does not limit the right of any party to: (i) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or non-judicial foreclosure against any real or personal property collateral; (iii) exercise any judicial or power of sale rights, or (iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies.

G.         The filing of a court action is not intended to constitute a waiver of the right of any party, including the suing party, thereafter to require submittal of the Claim to arbitration.

H.        By agreeing to binding arbitration, the parties irrevocably and voluntarily waive any right they may have to a trial by jury in respect of any Claim.  Furthermore, without intending in any way to limit this agreement to arbitrate, to the extent any Claim is not arbitrated, the parties irrevocably and voluntarily waive any right they may have to a trial by jury in respect of such Claim.  This provision is a material inducement for the parties entering into this Agreement."

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Exhibit 10.1

(g)    The first sentence of Section 1 of Exhibit A-1 to the Loan Agreement is deleted in its entirety and replaced with the following:

                        "The interest rate is a rate per year equal to the Lender's Prime Rate plus 2% per annum."

(h)    The first sentence of Section 1 of Exhibit A-2 to the Loan Agreement is deleted in its entirety and replaced with the following:

                        "The interest rate is a rate per year equal to the Lender's Prime Rate plus 2% per annum."

(i)      The first sentence of Section 1 of Exhibit A-3 to the Loan Agreement is deleted in its entirety and replaced with the following:

                        "The interest rate is a rate per year equal to the Lender's Prime Rate plus 2% per annum."

2.                   Arbitration and Dispute Resolution.  Borrower and Lender agree that the arbitration and dispute resolution procedures in any deed of trust, security agreement, or other Loan Document are hereby amended as set forth in Section 1(f) of this Amendment, and that all disputes under the Loan Documents shall be subject to Section 11 of the Loan Agreement (as amended by this Amendment).

3.                   Waiver.  Subject to the conditions set out in this Amendment, Lender (a) waives the Existing Defaults, and (b) agrees not to exercise any of the rights or remedies available to it under the Loan Documents solely as a result of the violation or noncompliance described in clause (a) above; provided that, from the date hereof and by not later than September 15, 2008, Borrower covenants and agrees that it shall receive cash equity contributions in the aggregate amount of at least $1,000,000 or the waiver granted herein shall be revoked and of no further force and effect as of September 16, 2008.  Except as set out in the preceding sentence, Borrower hereby agrees that such waiver does not constitute a waiver of any present or future violation of or noncompliance with any provision of any Loan Document or a waiver of Lender's right to insist upon strict compliance with each term, covenant, condition, and provision of the Loan Documents.

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Exhibit 10.1

4.                   Conditions.  This Amendment shall be effective as of the date first set forth above once each of the following have been delivered to Lender:

(i)            this Amendment executed by Borrower and Lender;

(ii)          a replacement Revolving Note, Term Note, and Real Estate Term Note executed by Borrower in favor of Lender;

(iii)         payment by Borrower to Lender of a $10,000 amendment/waiver fee, which fee shall be full-earned and non-refundable when paid;

(iv)        Officer's Certificate from Borrower certifying as to incumbency of officers, specimen signatures, no changes to certificate of incorporation and bylaws since the date of the Secretary's Certificate dated May 7, 2007, delivered by Borrower to Lender and resolutions adopted by the Board of Directors authorizing this Amendment; and

(v)          such other documents as Lender may reasonably request.

5.                   Representations and Warranties.  Borrower represents and warrants to Lender that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Borrower, (c) no other consent of any person, governmental authority, or entity (other than Lender) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date or as modified by this Amendment), (f) except for the Existing Defaults, it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) no Event of Default has occurred and is continuing other than the Existing Defaults.  The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment.  No investigation by Lender is required for Lender to rely on the representations and warranties in this Amendment.

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Exhibit 10.1

6.                   Scope of Amendment; Reaffirmation; Release.  All references to the Loan Agreement shall refer to the Loan Agreement as amended by this Amendment.  Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect.  However, in the event of any inconsistency between the terms of the Loan Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Loan Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Loan Agreement.  Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which they are a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment).  BORROWER HEREBY RELEASES LENDER FROM ANY LIABILITY FOR ACTIONS OR OMISSIONS IN CONNECTION WITH THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS PRIOR TO THE DATE OF THIS AMENDMENT AND BORROWER WAIVES AND RELEASES ANY AND ALL OF ITS RIGHTS, REMEDIES, CLAIMS, DEMANDS AND CAUSES OF ACTION BASED UPON OR RELATED TO, IN WHOLE OR IN PART, FROM THE NEGLIGENCE, BREACH OF CONTRACT OR OTHER FAULT, OR STRICT LIABILITY WITHOUT REGARD TO FAULT, TO THE MAXIMUM EXTENT THAT SUCH RIGHTS, REMEDIES, CLAIMS, DEMANDS AND CAUSES OF ACTION MAY LAWFULLY BE RELEASED AND WAIVED AND TO THE EXTENT ARISING PRIOR TO THE DATE OF THIS AMENDMENT.  BORROWER ACKNOWLEDGES THAT LENDER HAS FULFILLED ALL OF ITS CONTRACTUAL OBLIGATIONS UNDER THE LOAN DOCUMENTS ARISING PRIOR TO THE DATE HEREOF.  IN FURTHERANCE THEREOF, BORROWER REPRESENTS THAT BORROWER HAS HAD THE OPPORTUNITY TO ENGAGE LEGAL COUNSEL IN CONNECTION WITH THE NEGOTIATION, EXECUTION AND DELIVERY OF THIS AMENDMENT AND BORROWER DOES NOT CONSIDER ITSELF TO BE IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION WITH RESPECT TO THE LOAN DOCUMENTS AND BORROWER VOLUNTARILY CONSENTS TO THIS WAIVER.

7.                   Miscellaneous.

(a)                No Waiver of Defaults.  This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Loan Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Lender's right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)                Form.  Each agreement, document, instrument or other writing to be furnished to Lender under any provision of this Amendment must be in form and substance satisfactory to Lender and its counsel.

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Exhibit 10.1

(c)                Headings.  The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Loan Agreement or the other Loan Documents.

(d)                Costs, Expenses and Attorneys' Fees.  Borrower agrees to pay or reimburse Lender on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Lender's counsel.

(e)                Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)                 Multiple Counterparts.  This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.  All counterparts must be construed together to constitute one and the same instrument.  This Amendment may be transmitted and signed by facsimile or by portable document format (PDF).  The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower and Lender.  Lender may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or PDF document or signature.

(g)                Governing Law.  This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

(h)                Arbitration.  Upon the demand of any party to this Amendment, any dispute shall be resolved by binding arbitration as provided for in Section 11 of the Loan Agreement.

(i)                 Entirety.  The Loan Documents (as amended hereby) Represent the Final Agreement Between Borrower and Lender and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties.  There Are No Unwritten Oral Agreements among the Parties.

[Signatures are on the following page.]

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Exhibit 10.1

The Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWER: TOR MINERALS INTERNATIONAL, INC., a Delaware corporation		LENDER: BANK OF AMERICA, N.A., a national banking association

By:		By:
	Barbara Russell Acting Chief Financial Officer		Ken Briggs, Senior Vice President

Signature Page to Waiver and Sixth Amendment to Second Amended and Restated Loan Agreement

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